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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported):  May 12, 2000


                           MAIN STREET BANCORP, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                 ---------------------------------------------
                (State or other jurisdiction of incorporation)


              0-24145                           23-2960905
      ------------------------               ---------------
      (Commission file number)              (IRS employer ID)



        601 Penn Street, Reading,  PA                       19603
   ---------------------------------------               ----------
   (Address of principal executive office)               (Zip Code)

  Registrant's telephone number, including area code  (610) 685-1400



                                     NONE
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     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events

     On May 12, 2000, Main Street Bank, a wholly-owned subsidiary of Main Street Bancorp, Inc. (the "Company"), closed Granite Mortgage Company, a wholly-owned subsidiary of the Bank based in Springfield, Virginia. A copy of the Bank's Press Release announcing the closure of Granite Mortgage Company is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c)    Exhibits

     99    Press Release of Main Street Bank dated May 12, 2000.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Main Street Bancorp, Inc.



Date:  May 15, 2000                 /s/  Albert L. Evans, Jr.
                                    -------------------------------------------
                                    Albert L. Evans, Jr., Chairman of the Board
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EXHIBIT INDEX

Exhibit No.      Description
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99               Press Release of Main Street Bank dated May 12, 2000